EXHIBIT 10.49.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “First Amendment”) dated for reference as of February 21, 2007, by and among ENERGY TRANSFER PARTNERS, L.P. (the “Borrower”), a Delaware limited partnership, and WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”), with the consent of the Majority Lenders under such Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the LC Issuer, Swingline Lender, Co-Syndication Agents, Co-Documentation Agents and Senior Managing Agents named therein and the Lenders from time to time party thereto (“Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of June 29, 2006 (as heretofore amended, supplemented, or otherwise modified, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders are obligated to extend credit to the Borrower as therein provided; and

WHEREAS, the Borrower, the Administrative Agent, and the Majority Lenders desire to amend the Original Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. – Definitions and References

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this First Amendment. The term “the Credit Agreement” shall mean the Original Agreement as amended by this First Amendment.

ARTICLE II. – Amendments to Original Agreement

Section 2.1. Additional Definitions. Article I of the Original Agreement is hereby amended to add the following definitions:

“‘Transwestern Companies’ means TWP and its Subsidiaries, whether now existing or hereafter formed or acquired.

“‘TWP’ means Transwestern Pipeline Company, LLC., or any successor thereto

“‘TWP Note Agreement’ means that certain Note Agreement dated as of November 17, 2004 among TWP and the various Purchasers party thereto, as from time to time amended, modified or supplemented and any document or agreement governing any Indebtedness that is a refinancing, refunding, renewal or extension of the Indebtedness thereunder; provided that (i) the amount of Indebtedness governed thereby is not increased at the time of such amendment, modification, supplement, refinancing, refunding, renewal or extension except by an amount equal to any applicable prepayment premium on such Indebtedness and (ii) the amortization, maturity, and covenants thereof, including of any document or agreement governing such refinancing, refunding, renewing or extending Indebtedness are no less favorable in any material respect to the Loan Parties or the Lenders than the terms governing the Indebtedness on the date hereof, and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed a then applicable market interest rate.”

Section 2.2. Waiver of Guaranty of the Transwestern Companies under Section 6.11. Section 6.11 of the Original Agreement is hereby amended to add the following as Section 6.11(i) to the end thereof:

“(i) The Transwestern Companies, as Restricted Subsidiaries, shall not be obligated to execute and deliver to the Administrative Agent a Guaranty solely as a result of the provisions of Section 6.11(b); provided, however, the forgoing will not be construed to limit or impair the requirement that one or more of the Transwestern Companies execute and deliver a Guaranty in order for the Borrower to comply with Section 6.11(a) or Section 6.11(d); provided, further, so long as the Transwestern Companies have not executed and delivered to the Administrative Agent a Guaranty, the Borrower shall not (a) permit any material asset of the Borrower or any other Restricted Subsidiary of the Borrower, to be directly or indirectly contributed, conveyed, assigned or otherwise transferred to a Transwestern Company (other than (i) assets of another Transwestern Company or (ii) so long as no Event of Default exists or would result therefrom, contributions of cash or Cash Equivalents), (b) permit any other Restricted Subsidiary of the Borrower, other than of another Transwestern Company, to guaranty or create Liens on its assets to secure any liabilities or Indebtedness of any Transwestern Company, or (c) permit the Borrower or any Restricted Subsidiary of the Borrower, other than another Transwestern Company, to be merged or consolidated with a Transwestern Company. In the event that one or more of the Transwestern Companies is required to execute and deliver a Guaranty pursuant to the terms of Section 6.11(d), if Indebtedness is then outstanding under the TWP Note Agreement, the requirement in Section 6.11(d) that such Guaranty be executed and delivered by such Transwestern Company within ten (10) days shall be extended to the earliest of (x) 120 days or (y) the date that such Guaranty may be provided without violating the TWP Note Agreement and (z) the date no such Indebtedness is outstanding.”

Section 2.3. Minimum Guarantor EBITDA and Minimum Guarantor Book Value. Section 6.11(c) of the Original Agreement is amended in its entirety to read as follows:

“(c) Without limiting Section 6.11(a) or (b), a sufficient number of Restricted Subsidiaries existing on the Closing Date shall execute and deliver to Administrative Agent a Guaranty such that:

(i) the aggregate amount of the Borrower’s EBITDA for the Fiscal Year ended August 31, 2005 plus the EBITDA of each of the Guarantors during such Fiscal Year is equal to the Minimum Guarantor EBITDA for such Fiscal Year, and

(ii) the book value of Borrower’s assets plus the aggregate book value of the assets of Guarantors, in each case other than assets consisting of investments in Subsidiaries of such Person, exceeds the Minimum Guarantor Book Value.”

For purposes of this Section 6.11(c) and Section 6.11(d) the term “Minimum Guarantor Book Value” means, (a) prior to December 1, 2006, seventy five percent (75%) or more of the book value of the Borrower’s Consolidated assets and (b) thereafter, sixty five percent (65%) or more of the book value of the Borrower’s Consolidated assets, and the term “Minimum Guarantor EBITDA” means, (a) prior to December 1, 2006, seventy five percent (75%) or more of the Consolidated EBITDA for the applicable period and (b) thereafter, sixty five percent (65%) or more of the Consolidated EBITDA for the applicable period.”

Section 2.4. Indebtedness under the TWP Note Agreements. Section 7.01(f) of the Original Agreement is hereby amended to add the following proviso to the end thereof immediately prior to the word “and”:

“; provided further, this Section 7.01(f) shall not apply to Indebtedness under the TWP Note Agreements;”

Section 2.5. Restrictive and Negative Pledge Agreements. Section 7.09 of the Original Agreement is hereby amended to add the following sentence to the end thereof:

“This section shall not apply to the contractual provisions of the TWP Note Agreement existing on the date TWP became a Subsidiary of the Borrower.”

ARTICLE III. – Conditions of Effectiveness

Section 3.1. Effective Date. This First Amendment shall become effective December 1, 2006 (the “Effective Date”), provided that the Administrative Agent shall have received, at the Administrative Agent’s office on or prior to March 2, 2007, of a counterpart of this First Amendment executed and delivered by the Borrower and the Administrative Agent, a counterpart of the Guarantors’ Consent attached hereto signed by each of the Guarantors, and a counterpart of the Lenders’ Consent attached hereto signed by Lenders constituting Majority Lenders.

ARTICLE IV. – Representations and Warranties

Section 4.1. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to execute and deliver this First Amendment, the Borrower represents and warrants to each Lender that:

(a) The representations and warranties contained in Article V of the Original Agreement are true and correct in all material respects at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b) The Borrower has duly taken all action necessary to authorize the execution and delivery by it of this First Amendment, the Borrower is duly authorized to borrow monies under the Credit Agreement, and the Borrower is duly authorized to perform its obligations under the Credit Agreement.

(c) The execution and delivery by the Borrower of this First Amendment, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any Law or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien upon any assets or properties of any Restricted Person. Except for those which have been obtained, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by the Borrower of this First Amendment or the consummation by any Restricted Person of the transactions contemplated hereby.

(d) When duly executed and delivered, this First Amendment will be a legal and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V. – Miscellaneous

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or the Administrative Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this First Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and agreements and covenants of, the Borrower under this First Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This First Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 5.4. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.

Section 5.5. Counterparts. This First Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same First Amendment.

THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment dated as of the 21st day of February, 2007, but effective on the Effective Date set forth herein.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P., its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

Each of the undersigned Guarantors hereby consents to this First Amendment, dated as of February 21, 2007, but effective on the Effective Date set forth therein, among Energy Transfer Partners, L.P., Wachovia Bank, National Association, as Administrative Agent, and the Lenders party thereto.

LA GRANGE ACQUISITION, L.P.

By:	LA GP, LLC, its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC GAS COMPANY, LTD.

ETC TEXAS PIPELINE, LTD.

ETC TEXAS PROCESSING, LTD.

ETC KATY PIPELINE, LTD.

By:	LG PL, LLC, their general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC MARKETING, LTD.

By:	LGM, LLC, its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC OASIS, L.P.

By:	ETC OASIS GP, LLC, its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPELINE, LP

By:	ETC OASIS GP, LLC, its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

WHISKEY BAY GAS COMPANY, LTD.

WHISKEY BAY GATHERING COMPANY, LTD.

CHALKLEY TRANSMISSION COMPANY, LTD.

ET COMPANY I, LTD.

By:	FIVE DAWACO, LLC, their general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TEXAS ENER

TEXAS ENERGY TRANSFER COMPANY, LTD.

By:	TETC, LLC, its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE COMPANY

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE FINANCE COMPANY

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PARTNER COMPANY

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

OASIS PIPE LINE MANAGEMENT COMPANY

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE COMPANY TEXAS L.P.

By:	OASIS PIPE LINE MANAGEMENT COMPANY, its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

LG PL, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

LGM, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ETC OASIS GP, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

FIVE DAWACO, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TETC, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

ENERGY TRANSFER FUEL, LP

ET FUEL PIPELINE, L.P.

By:	ENERGY TRANSFER FUEL GP, LLC, their general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

ENERGY TRANSFER FUEL GP, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

HPL HOLDINGS GP, L.L.C.

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

HP HOUSTON HOLDINGS, L.P.

HPL CONSOLIDATION LP

By:	HPL HOLDINGS GP, L.L.C.,
their general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

HPL STORAGE GP LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

HPL ASSET HOLDINGS LP

HPL LEASECO LP

By:	HPL STORAGE GP LLC,
their general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

HPL GP, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

HOUSTON PIPE LINE COMPANY LP

HPL RESOURCES COMPANY LP

HPL GAS MARKETING LP

By:	HPL GP, LLC,
their general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

HPL HOUSTON PIPE LINE COMPANY, LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TITAN ENERGY PARTNERS, L.P.

By:	TITAN ENERGY GP, L.L.C., its general partner

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

TITAN ENERGY GP, L.L.C.

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TITAN PROPANE LLC

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

TITAN PROPANE SERVICES, INC.

By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT